Exhibit 8.1

APPENDIX I - CNH INDUSTRIAL GROUP COMPANIES AT DECEMBER 31, 2019
Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
CONTROLLING COMPANY
Parent Company
CNH Industrial N.V.	Amsterdam	Netherlands	17,608,745	EUR	—	—	—	—

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS
2 H Energy S.A.S.	Fécamp	France	2,000,000	EUR	100.00	CNH Industrial Finance France S.A.	100.00
Afin Bulgaria EAD	Sofia	Bulgaria	310,110	BGN	100.00	CNH Industrial Capital Limited	100.00
Afin Slovakia S.R.O.	Bratislava	Slovack Republic	39,833	EUR	99.96	CNH Industrial Capital Limited	98.12
						Iveco Slovakia, s.r.o.	1.88
AgDNA Pty Ltd.	St. Marys	Australia	2,175,120	AUD	100.00	CNH Industrial N.V.	100.00
AgDNA Technologies	Carson City	U.S.A.	120	USD	100.00	AgDNA Pty Ltd.	100.00
AgDNA Technologies Pty Ltd.	St. Marys	Australia	2	AUD	100.00	AgDNA Pty Ltd.	100.00
Amce-Automotive Manufacturing Co.Ethiopia	Addis Ababa	Ethiopia	100,000,000	ETB	70.00	CNH Industrial N.V.	70.00
Astra Veicoli Industriali S.p.A.	Piacenza	Italy	10,400,000	EUR	100.00	Iveco S.p.A.	100.00
ATI, Inc.	Mt. Vernon	U.S.A.	—	USD	100.00	CNH Industrial America LLC	100.00
Banco CNH Industrial Capital S.A.	Curitiba	Brazil	940,451,054	BRL	100.00	New Holland Ltd	99.33
						CNH Industrial Brasil Ltda.	0.67
BLI Group, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.00
Blue Leaf I.P. , Inc.	Wilmington	U.S.A.	1,000	USD	100.00	BLI Group, Inc.	100.00
Blue Leaf Insurance Company	Colchester	U.S.A.	250,000	USD	100.00	CNH Industrial America LLC	100.00
Case Canada Receivables, Inc.	Calgary	Canada	1	CAD	100.00	CNH Industrial Capital America LLC	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
Case Construction Machinery (Shanghai) Co., Ltd	Shanghai	People's Rep.of China	14,000,000	USD	100.00	CNH Industrial N.V.	100.00
Case Credit Holdings Limited	Wilmington	U.S.A.	5	USD	100.00	CNH Industrial Capital America LLC	100.00
Case Dealer Holding Company LLC	Wilmington	U.S.A.	1	USD	100.00	CNH Industrial America LLC	100.00
Case Equipment Holdings Limited	Wilmington	U.S.A.	5	USD	100.00	CNH Industrial America LLC	100.00
Case France NSO	Le Plessis-Belleville	France	7,622	EUR	100.00	CNH Industrial France	100.00
CASE ILE DE FRANCE	Saint-Pathus	France	600,000	EUR	100.00	CNH Industrial France	100.00
Case New Holland Construction Equipment (India) Private Limited	New Delhi	India	240,100,000	INR	100.00	CNH Industrial (India) Private Limited	50.00
						CNH Industrial America LLC	50.00
Case New Holland Industrial Inc.	Wilmington	U.S.A.	55	USD	100.00	CNH Industrial U.S. Holdings Inc.	100.00
CASE New Holland Machinery Trading (Shanghai) Co. Ltd.	Shanghai	People's Rep.of China	41,477,550	USD	100.00	CNH Industrial N.V.	100.00
Case United Kingdom Limited	Basildon	United Kingdom	3,763,618	GBP	100.00	CNH Industrial America LLC	100.00
CNH (China) Management Co., Ltd.	Shanghai	People's Rep.of China	207,344,542	USD	100.00	CNH Industrial N.V.	100.00
CNH Capital Finance LLC	Wilmington	U.S.A.	5,000	USD	100.00	Case Credit Holdings Limited	100.00
CNH Capital Operating Lease Equipment Receivables LLC	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial Capital America LLC	100.00
CNH Capital Receivables LLC	Wilmington	U.S.A.	—	USD	100.00	CNH Industrial Capital America LLC	100.00
CNH Componentes, S.A. de C.V.	Queretaro	Mexico	135,634,842	MXN	100.00	CNH Industrial America LLC	100.00
CNH Industrial (Harbin) Machinery Co. Ltd.	Harbin	People's Rep.of China	105,000,000	USD	100.00	CNH Industrial Asian Holding Limited N.V.	100.00
CNH Industrial (India) Private Limited	New Delhi	India	12,416,900,200	INR	100.00	CNH Industrial Asian Holding Limited N.V.	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
CNH Industrial (Thailand) Ltd.	Samut Prakarn	Thailand	354,500,000	THB	100.00	CNH Industrial N.V.	100.00
CNH Industrial America LLC	Wilmington	U.S.A.	—	USD	100.00	Case New Holland Industrial Inc.	100.00
CNH Industrial Argentina S.A	Buenos Aires	Argentina	7,216,278,390	ARS	100.00	Iveco Espana S.L.	52.06
						CNH Industrial Brasil Ltda.	31.88
						FPT Industrial S.p.A.	15.81
						Astra Veicoli Industriali S.p.A.	0.15
						CNHI COMERCIO DE PEÇAS LTDA	0.09
CNH Industrial Asian Holding Limited N.V.	Zedelgem	Belgium	85,000,000	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Australia Pty Limited	St. Marys	Australia	293,408,692	AUD	100.00	CNH Industrial N.V.	100.00
CNH Industrial Baumaschinen GmbH	Berlin	Germany	61,355,030	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Belgium	Zedelgem	Belgium	106,081,158	EUR	100.00	CNH Industrial N.V.	88.83
						New Holland Holding Limited	11.17
CNH Industrial Brasil Ltda.	Nova Lima	Brazil	4,451,293,546	BRL	100.00	New Holland Ltd	100.00
CNH Industrial Canada, Ltd.	Toronto	Canada	28,000,100	CAD	100.00	CNH Industrial N.V.	100.00
CNH Industrial Capital (India) Private Limited	New Delhi	India	2,967,000,000	INR	100.00	CNH Industrial (India) Private Limited	100.00
CNH Industrial Capital (Shanghai) Commercial Factoring Co. Ltd.	Shanghai	People's Rep.of China	20,000,000	USD	100.00	CNH Industrial Capital Australia Pty Limited	100.00
CNH Industrial Capital America LLC	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial Capital LLC	100.00
CNH INDUSTRIAL CAPITAL ARGENTINA S.A.	Buenos Aires	Argentina	1,003,782,818	ARS	100.00	CNH Industrial N.V.	79.79
						CNH Industrial Argentina S.A	20.21
CNH Industrial Capital Australia Pty Limited	St. Marys	Australia	70,675,693	AUD	100.00	CNH Industrial Australia Pty Limited	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
CNH Industrial Capital Canada Ltd.	Calgary	Canada	5,435,350	CAD	100.00	Case Credit Holdings Limited	100.00
CNH Industrial Capital Corretora de Seguros Administração e Serviços Ltda.	Curitiba	Brazil	100,000	BRL	100.00	CNHI COMERCIO DE PEÇAS LTDA	99.99
						CNH Industrial Brasil Ltda.	0.01
CNH Industrial Capital Limited	Basildon	United Kingdom	53,001,000	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Capital LLC	Wilmington	U.S.A.	—	USD	100.00	CNH Industrial America LLC	100.00
CNH Industrial Capital Russia LLC	Moscow	Russia	640,740,000	RUR	100.00	CNH Industrial Capital Limited	100.00
CNH Industrial Capital Solutions S.p.A.	Turin	Italy	213,000,000	EUR	100.00	CNH Industrial N.V.	50.10
						CNH Industrial Capital Limited	49.90
CNH Industrial Danmark A/S	Albertslund	Denmark	12,000,000	DKK	100.00	CNH Industrial N.V.	100.00
CNH Industrial Deutschland GmbH	Heilbronn	Germany	18,457,650	EUR	100.00	CNH Industrial Baumaschinen GmbH	90.00
						CNH Industrial N.V.	10.00
CNH Industrial Europe Holding S.A. in liquidation	Luxembourg	Luxembourg	100,000,002	USD	100.00	CNH Industrial N.V.	100.00
CNH Industrial Exports Inc.	Wilmington	U.S.A.	3,000	USD	100.00	CNH Industrial N.V.	100.00
CNH Industrial Finance Europe S.A.	Luxembourg	Luxembourg	50,000,000	EUR	100.00	CNH Industrial N.V.	60.00
						CNH Industrial Finance S.p.A.	40.00
CNH Industrial Finance France S.A.	Trappes	France	1,000,000	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Finance North America, Inc.	Wilmington	U.S.A.	25,000,000	USD	100.00	CNH Industrial N.V.	60.00
						CNH Industrial Finance S.p.A.	40.00
CNH Industrial Finance S.p.A.	Turin	Italy	100,000,000	EUR	100.00	CNH Industrial N.V.	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
CNH Industrial Financial Services A/S	Albertslund	Denmark	500,000	DKK	100.00	CNH Industrial N.V.	100.00
CNH Industrial Financial Services S.A.	Morigny-Champigny	France	105,860,635	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial France	Morigny-Champigny	France	52,965,450	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Italia s.p.a.	Turin	Italy	56,225,000	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Korea LLC	Gwangju	South Korea	3,500,000,000	KRW	100.00	CNH Industrial N.V.	100.00
CNH Industrial Kutno Polska sp. z o.o.	Kutno	Poland	5,000	PLN	100.00	CNH Industrial Polska Sp. z o.o.	100.00
CNH Industrial Maquinaria Spain S.A.	Madrid	Spain	21,000,000	EUR	100.00	Iveco Espana S.L.	100.00
CNH Industrial OLDCO Capital Limited	Basildon	United Kingdom	2,480	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Osterreich GmbH	St. Valentin	Austria	2,000,000	EUR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Polska Sp. z o.o.	Plock	Poland	162,591,660	PLN	100.00	CNH Industrial Belgium	100.00
CNH Industrial Portugal-Comercio de Tractores e Maquinas Agricolas Ltda	Castanheira do Ribatejo	Portugal	498,798	EUR	100.00	CNH Industrial N.V.	99.98
						CNH Industrial Italia s.p.a.	0.02
CNH Industrial Russia LLC	Naberezhnye Chenly	Russia	608,754,200	RUR	100.00	Iveco Nederland B.V.	100.00
CNH Industrial SA (Pty) Ltd.	Centurion	South Africa	15,100,750	ZAR	100.00	CNH Industrial N.V.	100.00
CNH Industrial Sales and services GmbH	Berlin	Germany	25,000	EUR	100.00	CNH Industrial Baumaschinen GmbH	100.00
CNH Industrial Services (Thailand) Limited	Bangkok	Thailand	10,000,000	THB	100.00	CNH Industrial Services S.r.l.	100.00
CNH Industrial Services S.r.l.	Modena	Italy	10,400	EUR	100.00	CNH Industrial Italia s.p.a.	100.00
CNH Industrial Sweden AB	Överum	Sweden	11,000,000	SEK	100.00	CNH Industrial N.V.	100.00
CNH Industrial U.S. Holdings Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial N.V.	100.00
CNH Industrial UK Limited	London	United Kingdom	200	USD	100.00	CNH Industrial N.V.	100.00
CNH Reman LLC	Wilmington	U.S.A.	4,000,000	USD	50.00	CNH Industrial America LLC	50.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
CNH U.K. Limited	Basildon	United Kingdom	25,275	GBP	100.00	New Holland Holding Limited	100.00
CNH Wholesale Receivables LLC	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial Capital America LLC	100.00
CNHI COMERCIO DE PEÇAS LTDA	Nova Lima	Brazil	1,626,298	BRL	100.00	CNH Industrial Brasil Ltda.	100.00
CNHI International SA	Paradiso	Switzerland	100,000	CHF	100.00	CNH Industrial N.V.	100.00
Effe Grundbesitz GmbH	Ulm	Germany	10,225,838	EUR	83.77	Iveco Investitions GmbH	90.00
F. Pegaso S.A.	Madrid	Spain	60,036	EUR	100.00	Iveco Espana S.L.	99.93
						Transolver Service S.A.	0.07
Fiat Powertrain Technologies Management (Shanghai) Co. Ltd.	Shanghai	People's Rep.of China	2,000,000	USD	100.00	FPT Industrial S.p.A.	100.00
Fiat Powertrain Technologies of North America, Inc.	Wilmington	U.S.A.	1	USD	100.00	FPT Industrial S.p.A.	100.00
Fiatallis North America LLC	Wilmington	U.S.A.	32	USD	100.00	CNH Industrial America LLC	100.00
Flagship Dealer Holding Company, LLC	Wilmington	U.S.A.	1	USD	100.00	CNH Industrial America LLC	100.00
Flexi-Coil (U.K.) Limited	Basildon	United Kingdom	3,291,776	GBP	100.00	CNH Industrial Canada, Ltd.	100.00
FPT - Powertrain Technologies France SAS	Garchizy	France	73,444,960	EUR	100.00	IVECO FRANCE SAS	97.14
						CNH Industrial Finance France S.A.	2.86
FPT Industrial S.p.A.	Turin	Italy	100,000,000	EUR	100.00	CNH Industrial N.V.	100.00
FPT Motorenforschung AG	Arbon	Switzerland	4,600,000	CHF	100.00	FPT Industrial S.p.A.	100.00
Heuliez Bus S.A.S.	Mauléon	France	9,000,000	EUR	100.00	Société Charolaise de Participations SAS	100.00
HFI Holdings, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.00
IAV-Industrie-Anlagen-Verpachtung GmbH	Ulm	Germany	25,565	EUR	88.42	Iveco Investitions GmbH	95.00
Iveco (China) Commercial Vehicle Sales Co. Ltd	Shanghai	People's Rep.of China	50,000,000	CNY	100.00	Iveco S.p.A.	100.00
Iveco (Schweiz) AG	Kloten	Switzerland	9,000,000	CHF	100.00	Iveco Nederland B.V.	100.00
Iveco Arac Sanayi VE Ticaret A.S.	Samandira-Kartal/Istanbul	Turkey	375,000,000	TRY	100.00	CNH Industrial N.V.	100.00
Iveco Austria GmbH	Vienna	Austria	6,178,000	EUR	100.00	CNH Industrial N.V.	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
Iveco Bayern GmbH	Nuremberg	Germany	742,000	EUR	94.00	Iveco Magirus AG	100.00
Iveco Belgium N.V.	Groot-Bijgaarden	Belgium	6,000,000	EUR	100.00	CNH Industrial N.V.	99.98
						Iveco Nederland B.V.	0.02
Iveco Capital Russia LLC	Moscow	Russia	50,000,000	RUR	100.00	CNH Industrial Capital Limited	100.00
Iveco Capital Services S.R.L.	Glina	Romenia	22,519,423	RON	100.00	CNH Industrial Capital Limited	100.00
Iveco Czech Republic A.S.	Vysoke Myto	Czech Republic	1,065,559,000	CZK	97.98	IVECO FRANCE SAS	97.98
Iveco Danmark A/S	Albertslund	Denmark	501,000	DKK	100.00	CNH Industrial N.V.	100.00
Iveco Defence Vehicles SpA	Bolzano	Italy	25,000,000	EUR	100.00	Iveco S.p.A.	100.00
Iveco Espana S.L.	Madrid	Spain	100,000,001	EUR	100.00	CNH Industrial N.V.	100.00
Iveco Est Sas	Hauconcourt	France	2,005,600	EUR	100.00	IVECO FRANCE SAS	100.00
Iveco Finland OY	Espoo	Finland	100,000	EUR	100.00	CNH Industrial N.V.	100.00
IVECO FRANCE SAS	Vénissieux	France	92,856,130	EUR	100.00	Iveco Espana S.L.	50.33
						CNH Industrial N.V.	49.67
Iveco Holdings Limited	Basildon	United Kingdom	47,000,000	GBP	100.00	CNH Industrial N.V.	100.00
Iveco Investitions GmbH	Ulm	Germany	2,556,459	EUR	93.08	Iveco Magirus AG	99.02
Iveco L.V.I. S.a.s.	Saint Priest	France	2,000,000	EUR	100.00	IVECO FRANCE SAS	100.00
Iveco Limited	Basildon	United Kingdom	117,000,000	GBP	100.00	Iveco Holdings Limited	100.00
Iveco Magirus AG	Ulm	Germany	50,000,000	EUR	94.00	CNH Industrial N.V.	88.34
						Iveco S.p.A.	5.66
Iveco Magirus Fire Fighting GmbH	Weisweil	Germany	30,776,857	EUR	84.63	Iveco Magirus AG	90.03
Iveco Nederland B.V.	Andelst	Netherlands	21,920,549	EUR	100.00	New Business Netherlands Holding B.V.	100.00
Iveco Nord Nutzfahrzeuge GmbH	Hamburg	Germany	1,611,500	EUR	94.00	Iveco Magirus AG	100.00
Iveco Nord SAS	Lesquin	France	2,045,701	EUR	100.00	IVECO FRANCE SAS	100.00
Iveco Nord-Ost Nutzfahrzeuge GmbH	Berlin	Germany	2,120,000	EUR	94.00	Iveco Magirus AG	100.00
Iveco Norge A.S.	Voyenenga	Norway	18,600,000	NOK	100.00	CNH Industrial N.V.	100.00
Iveco Otomotiv Ticaret A.S.	Samandira-Kartal/Istanbul	Turkey	92,000,000	TRY	100.00	CNH Industrial N.V.	100.00
Iveco Participations s.a.s.	Trappes	France	468,656	EUR	100.00	IVECO FRANCE SAS	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
Iveco Pension Trustee Ltd	Basildon	United Kingdom	2	GBP	100.00	Iveco Holdings Limited	50.00
						Iveco Limited	50.00
Iveco Poland Sp. z o.o.	Warsaw	Poland	46,974,500	PLN	100.00	CNH Industrial N.V.	100.00
Iveco Portugal-Comercio de Veiculos Industriais S.A.	Vila Franca de Xira	Portugal	15,962,000	EUR	100.00	CNH Industrial N.V.	99.996
						Astra Veicoli Industriali S.p.A.	0.001
						CNH Industrial Portugal-Comercio de Tractores e Maquinas Agricolas Ltda	0.001
						Iveco Espana S.L.	0.001
						Mediterranea de Camiones S.L.	0.001
Iveco Provence s.a.s.	Vitrolles	France	2,371,200	EUR	100.00	Iveco Participations s.a.s.	100.00
Iveco Retail Limited	Basildon	United Kingdom	2,744,100	GBP	100.00	Iveco Holdings Limited	100.00
Iveco Romania S.r.l.	Glina	Romenia	17,500	RON	100.00	Iveco Austria GmbH	100.00
Iveco S.p.A.	Turin	Italy	200,000,000	EUR	100.00	CNH Industrial N.V.	100.00
Iveco Slovakia, s.r.o.	Bratislava	Slovack Republic	6,639	EUR	97.98	Iveco Czech Republic A.S.	100.00
Iveco South Africa Works (Pty) Ltd	Centurion	South Africa	215,010,239	ZAR	60.00	CNH Industrial SA (Pty) Ltd.	60.00
Iveco Sud-West Nutzfahrzeuge GmbH	Mannheim-Neckarau	Germany	1,533,900	EUR	94.00	Iveco Magirus AG	100.00
Iveco Sweden A.B.	Arlov	Sweden	600,000	SEK	100.00	CNH Industrial N.V.	100.00
Iveco Truck Centrum s.r.o.	Lodenice	Czech Republic	10,000,000	CZK	100.00	CNH Industrial N.V.	100.00
Iveco Truck Services S.R.L.	Glina	Romenia	2,200,200	RON	100.00	Iveco Romania S.r.l.	95.00
						Iveco Magyarorszag Kereskedelmi KFT	5.00
Iveco Trucks Australia Limited	Dandenong	Australia	47,492,260	AUD	100.00	CNH Industrial Australia Pty Limited	100.00
Iveco Ukraine LLC	Kiev	Ukraine	49,258,692	UAH	100.00	CNH Industrial N.V.	100.00
Iveco West Nutzfahrzeuge GmbH	Düsseldorf	Germany	3,017,000	EUR	94.00	Iveco Magirus AG	100.00
MAGIRUS CAMIVA S.a.s. (societè par actions simplifièe)	Chambéry	France	1,870,169	EUR	84.63	Iveco Magirus Fire Fighting GmbH	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
Magirus GmbH	Ulm	Germany	6,493,407	EUR	84.43	Iveco Magirus Fire Fighting GmbH	99.76
Magirus Lohr GmbH	Kainbach	Austria	1,271,775	EUR	84.43	Magirus GmbH	100.00
MBA AG	Bassersdorf	Switzerland	4,000,000	CHF	100.00	CNH Industrial N.V.	100.00
Mediterranea de Camiones S.L.	Madrid	Spain	48,080	EUR	100.00	Iveco Espana S.L.	99.88
						CNH Industrial N.V.	0.13
New Business Netherlands Holding B.V.	Andelst	Netherlands	110,000	EUR	100.00	CNH Industrial N.V.	100.00
New Holland Credit Company, LLC	Wilmington	U.S.A.	—	USD	100.00	CNH Industrial Capital LLC	100.00
New Holland Holding Limited	Basildon	United Kingdom	33,601	GBP	100.00	CNH Industrial N.V.	100.00
New Holland Ltd	Basildon	United Kingdom	1,079,247,000	GBP	100.00	CNH Industrial N.V.	100.00
New Holland Tractor Ltd.	Basildon	United Kingdom	184,100	GBP	100.00	New Holland Holding Limited	100.00
O & K - Hilfe GmbH	Heilbronn	Germany	25,565	EUR	100.00	CNH Industrial Baumaschinen GmbH	100.00
Officine Brennero S.p.A.	Trento	Italy	2,833,830	EUR	100.00	Iveco S.p.A.	100.00
OOO Iveco Russia	Moscow	Russia	868,545,000	RUR	100.00	CNH Industrial N.V.	99.96
						Iveco Austria GmbH	0.04
Receivables Credit II Corporation	Calgary	Canada	1	CAD	100.00	CNH Industrial Capital America LLC	100.00
SAIC Fiat Powertrain Hongyan Co. Ltd.	Chongqing	People's Rep.of China	580,000,000	CNY	60.00	SAIC IVECO Commercial Vehicle Investment Company Limited	60.00
						FPT Industrial S.p.A.	30.00
Seddon Atkinson Vehicles Ltd	Basildon	United Kingdom	41,700,000	GBP	100.00	Iveco Holdings Limited	100.00
Société Charolaise de Participations SAS	Vénissieux	France	2,370,000	EUR	100.00	Iveco Espana S.L.	100.00
Société de Diffusion de Vehicules Industriels-SDVI S.A.S.	Trappes	France	7,022,400	EUR	100.00	IVECO FRANCE SAS	100.00
Steyr Center Nord GmbH	Ruckersdorf-Harmannsdorf	Austria	35,000	EUR	100.00	CNH Industrial Osterreich GmbH	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
Transolver Service S.A.	Madrid	Spain	610,000	EUR	100.00	CNH Industrial Capital Limited	99.98
						Iveco Espana S.L.	0.02
Transolver Services S.A.S.	Trappes	France	38,000	EUR	100.00	CNH Industrial Capital Limited	100.00
UAB Iveco Capital Baltic	Vilnius	Lithuania	40,110	EUR	100.00	CNH Industrial Capital Limited	100.00
Uzcaseagroleasing LLC	Tashkent	Uzbekistan	5,000,000	USD	51.00	Case Credit Holdings Limited	51.00
UzCaseMash LLC	Tashkent	Uzbekistan	15,000,000	USD	60.00	Case Equipment Holdings Limited	60.00
UzCaseService LLC	Tashkent	Uzbekistan	4,117,500	USD	51.00	Case Equipment Holdings Limited	51.00
UzCaseTractor LLC	Tashkent	Uzbekistan	15,000,000	USD	51.00	Case Equipment Holdings Limited	51.00
Zona Franca Alari Sepauto S.A.	Barcelona	Spain	520,560	EUR	51.87	Iveco Espana S.L.	51.87
JOINTLY-CONTROLLED ENTITIES ACCOUNTED FOR USING THE EQUITY METHOD
Case Mexico S.A. de C.V.	Queretaro	Mexico	810,000	MXN	50.00	CNH de Mexico SA de CV	100.00
CNH Comercial, SA de C.V.	Queretaro	Mexico	160,050,000	MXN	50.00	CNH de Mexico SA de CV	100.00
CNH de Mexico SA de CV	Queretaro	Mexico	165,276,000	MXN	50.00	CNH Industrial N.V.	50.00
CNH Industrial S.A. de C.V.	Queretaro	Mexico	400,050,000	MXN	50.00	CNH de Mexico SA de CV	100.00
CNH Servicios Comerciales, S.A. de C.V., SOFOM, E.N.R.	Queretaro	Mexico	50,000,000	MXN	50.00	CNH Industrial N.V.	50.00
CNH Servicios Corporativos S.A. de C.V.	Queretaro	Mexico	375,000	MXN	50.00	CNH de Mexico SA de CV	100.00
IVECO - OTO MELARA Società Consortile a responsabilità limitata	Rome	Italy	40,000	EUR	50.00	Iveco Defence Vehicles SpA	50.00
Iveco Acentro S.p.A.	Cagliari	Italy	764,530	EUR	50.00	Iveco S.p.A.	50.00
Iveco Orecchia S.p.A.	Turin	Italy	8,000,000	EUR	50.00	Iveco S.p.A.	50.00
Naveco (Nanjing IVECO Motor Co.) Ltd.	Nanjing	People's Rep.of China	2,527,000,000	CNY	50.00	Iveco S.p.A.	50.00
New Holland HFT Japan Inc.	Sapporo	Japan	240,000,000	JPY	50.00	CNH Industrial N.V.	50.00
SAIC IVECO Commercial Vehicle Investment Company Limited	Shanghai	People's Rep.of China	224,500,000	USD	50.00	Iveco S.p.A.	50.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
JOINTLY-CONTROLLED ENTITIES ACCOUNTED FOR USING THE EQUITY METHOD (continued)
Turk Traktor ve Ziraat Makineleri A.S.	Ankara	Turkey	53,369,000	TRY	37.50	CNH Industrial Osterreich GmbH	37.50
ASSOCIATED COMPANIES ACCOUNTED FOR USING THE EQUITY METHOD
Al-Ghazi Tractors Ltd	Karachi	Pakistan	289,821,005	PKR	43.17	CNH Industrial N.V.	43.17
CNH Industrial Capital Europe S.a.S.	Nanterre	France	88,482,297	EUR	49.90	CNH Industrial N.V.	49.90
Farm FZCO	Jebel Ali	United Arab Emirates	6,600,000	AED	28.79	CNH Industrial Italia s.p.a.	28.79
Geoprospectors GmbH	Traiskirchen	Austria	76,591	EUR	17.50	CNH Industrial N.V.	17.50
IVECO-AMT Ltd.	Miass	Russia	65,255,056	RUR	33.33	CNH Industrial N.V.	33.33
Transolver Finance Establecimiento Financiero de Credito S.A.	Madrid	Spain	29,315,458	EUR	49.00	CNH Industrial N.V.	49.00
UNCONSOLIDATED SUBSIDIARIES
Altra S.p.A.	Genoa	Italy	516,400	EUR	100.00	Iveco S.p.A.	100.00
Case Construction Equipment, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.00
Case IH Agricultural Equipment, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.00
Case International Limited	Basildon	United Kingdom	1	GBP	100.00	New Holland Holding Limited	100.00
CNH INDUSTRIAL VENEZUELA, C.A.	Caracas	Venezuela	1,715,951,510	VES	100.00	CNH Industrial N.V.	100.00
Dolphin N2 Limited	Shoreham-by-Sea	United Kingdom	2	GBP	100.00	FPT Industrial S.p.A.	100.00
Employers' Health Initiatives L.L.C.	Wilmington	U.S.A.	790,000	USD	100.00	CNH Industrial America LLC	100.00
International Harvester Company	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.00
Iveco Magyarorszag Kereskedelmi KFT	Budapest	Hungary	24,000,000	HUF	100.00	Iveco Austria GmbH	100.00
J.I. Case Company Limited	Basildon	United Kingdom	2	GBP	100.00	Case United Kingdom Limited	100.00
MVPC LLC	Moscow	Russia	10,000	RUR	50.00	OOO Iveco Russia	50.00
New Industrial Business 2 s.r.l.	Turin	Italy	31,539	EUR	100.00	CNH Industrial N.V.	100.00
SERFIT S.R.L.	Turin	Italy	50,000	EUR	100.00	CNH Industrial N.V.	100.00

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
OTHER ASSOCIATED COMPANIES
CONSORZIO FCA CNHI ENERGY	Turin	Italy	7,000	EUR	42.86	CNH Industrial Italia s.p.a.	14.29
						FPT Industrial S.p.A.	14.29
						Iveco S.p.A.	14.29
Consorzio Nido Industria Vallesina	Ancona	Italy	53,903	EUR	38.73	CNH Industrial Italia s.p.a.	38.73
FCA Services S.c.p.a.	Turin	Italy	1,600,000	EUR	23.00	Iveco S.p.A.	9.50
						CNH Industrial Italia s.p.a.	7.00
						FPT Industrial S.p.A.	5.00
						Astra Veicoli Industriali S.p.A.	0.25
						CNH Industrial Capital Solutions S.p.A.	0.25
						CNH Industrial Finance S.p.A.	0.25
						CNH Industrial Services S.r.l.	0.25
						Iveco Defence Vehicles SpA	0.25
						Officine Brennero S.p.A.	0.25
Sotra S.A.	Abidjan	Ivory Coast	3,000,000,000	XAF	39.80	IVECO FRANCE SAS	39.80
Trucks & Bus Company	Tajoura	Libya	96,000,000	LYD	25.00	Iveco Espana S.L.	25.00
OTHER COMPANIES
CODEFIS Società consortile per azioni	Turin	Italy	120,000	EUR	19.00	CNH Industrial Capital Limited	19.00
Nuova Didactica S.c. a r.l.	Modena	Italy	112,200	EUR	12.27	CNH Industrial Italia s.p.a.	12.27